BORROWINGS	6 Months Ended
Jun. 30, 2019
Financial Instruments [Abstract]
BORROWINGS
BORROWINGS
a) Corporate Borrowings
Brookfield Infrastructure has a $1.975 billion senior unsecured revolving credit facility used for general working capital purposes including acquisitions. The $1.975 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 30, 2023. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on LIBOR plus 1.2%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 18 basis points per annum. As at June 30, 2019, draws on the credit facility were $nil (2018: $510 million) and $48 million of letters of credit were issued (2018: $47 million).

	Maturity	Annual Rate	Currency	As of
				June 30, 2019	December 31, 2018
Corporate revolving credit facility	June 30, 2023	LIBOR plus 1.2%	US$	$—	$510
Medium-term notes(1):
Non-current:
Public - Canadian	October 30, 2020	3.5%	C$	286	275
Public - Canadian	March 11, 2022	3.5%	C$	344	330
Public - Canadian	February 22, 2024	3.3%	C$	229	220
Public - Canadian	February 22, 2024	3.3%	C$	305	293
Public - Canadian	September 11, 2028	4.2%	C$	382	365
Total				$1,546	$1,993

1.	See Note 12 Subsidiary Public Issuers for further details.
On September 10, 2018, Brookfield Infrastructure Finance ULC issued C$500 million of medium-term notes maturing September 11, 2028 with a coupon of 4.2%. The proceeds were swapped into U.S. dollars on a matched maturity basis at an all-in rate of 4.7%.
Brookfield Infrastructure has entered into a $500 million revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility automatically renews for four consecutive one-year terms, which would result in the facility ultimately maturing on February 8, 2023. Brookfield has the option to terminate the agreement prior to February 8 each year by providing Brookfield Infrastructure with written notice. Loans under this facility accrued interest on LIBOR plus 2.0% and no commitment fees were incurred for any undrawn balance. As of June 30, 2019, there were $nil (2018: $nil) borrowings outstanding.
The decrease in corporate borrowings of $447 million during the six-month period ended June 30, 2019 is due to repayment of the corporate revolving credit facility, partially offset by a 4% appreciation of the Canadian dollar relative to the U.S. dollar.
b) Non-Recourse Borrowings

	As of
US$ MILLIONS	June 30, 2019	December 31, 2018
Current	$1,028	$985
Non-current	13,172	12,128
Total	$14,200	$13,113

Non-recourse borrowings have increased by $1.1 billion since year-end. The increase is attributable to additional net borrowings of $0.9 billion primarily associated with our recent acquisitions and an increase in foreign denominated debt as most currencies underlying non-recourse borrowings appreciated relative to the U.S. dollar during the six-month period ended June 30, 2019.